SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

January 26, 2022

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BLL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated January 28, 2022

5

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2022, the Board of Directors (the “Board”) of Ball Corporation (the “Company”) approved amendments to the Company’s amended by-laws (the “Bylaws”) (1) to opt out of the classified board structure previously required under the Indiana Business Corporation Law, (2) to permit shareholders to amend the Bylaws, and (3) to increase the retirement age for directors to 75 years of age from 72 years of age. In line with these changes, the Board intends to recommend the Company’s shareholders approve amendments to the Company’s articles of incorporation to declassify the Board and to expressly permit shareholders to amend the Bylaws at the Company’s 2022 shareholders’ meeting.

The amendments are described in the press release dated January 26, 2022, and attached hereto as Exhibit 99.1, which is incorporated herein by reference. A copy of the amendments to the Bylaws are attached hereto as Exhibit 3.ii, which is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On December 20, 2021, Platinum Equity and Ball Corporation issued a press release announcing the signing of a definitive agreement to sell their respective equity investments in Ball Metalpack to Sonoco in a transaction valued at approximately $1.35 billion. Closing of the transaction was completed on January 26, 2022, and the Company received approximately $300 million in cash, subject to customary closing adjustments.

The information furnished in this report shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01Other Events.

On January 26, 2022, the Board declared a cash dividend of 20 cents per share, payable March 15, 2022, to shareholders of record as of March 1, 2022. The cash dividend authorization is described in the press release dated January 26, 2022, and attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

3.ii	Article 3, Bylaw Amendments
99.1	Press release dated January 26, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
Name: Charles E. Baker
Title: Vice President, General Counsel and Corporate Secretary

Date: January 28, 2022

Ball Corporation

Form 8-K

January 28, 2022

EXHIBIT INDEX

Description	Exhibit

Article 3, Bylaw Amendments	3.ii
Ball Corporation Press Release dated January 26, 2022	99.1